EXHIBIT 99.1

STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES
OF THE OIL AND GAS PROPERTIES EMPIRE PETROLEUM CORPORATION
PURCHASED ON OCTOBER 29, 2018 FROM RIVIERA UPSTREAM, LLC

INDEPENDENT AUDITOR'S REPORT

To the Stockholders and Board of Directors of
Empire Petroleum Corporation

Report on the Statements of Revenues and Direct Operating Expenses

We have audited the accompanying statements of revenues and direct operating expenses of the oil and gas properties Empire Petroleum Corporation purchased on October 29, 2018 from Riviera Upstream, LLC, F/K/A Linn Energy Holdings, LLC. (the Properties) for the years ended December 31, 2017 and 2016 (collectively, the financial statements), and the related notes to the statements of revenues and direct operating expenses.

Management's Responsibility for the Statements of Revenues and Direct Operating Expenses

Management is responsible for the preparation and fair presentation of the statements of revenues and direct operating expenses in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statements of revenues and direct operating expenses that is free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on the statements of revenues and direct operating expenses based on our audits.  We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of revenues and direct operating expenses are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statement.  The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the financial statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the financial statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control.  Accordingly, we express no such opinion.  An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the statements of revenues and direct operating expenses referred to above present fairly, in all material respects, the revenues and direct operating expenses of the Properties for the years ended December 31, 2017 and 2016, in accordance with accounting principles generally accepted in the United States of America.

Basis of Presentation

As described in Note 1 to the statements of revenues and direct operating expenses, the accompanying statements of revenues and direct operating expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8K/A Amendment No. 1 of Empire Petroleum Corporation and are not intended to be a complete presentation of the results of the operations of the Properties.  Our opinion is not modified with respect to this matter.

January 14, 2019
Tulsa, Oklahoma

STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES
OF THE OIL AND GAS PROPERTIES EMPIRE PETROLEUM CORPORATION
PURCHASED ON OCTOBER 29, 2018 FROM RIVIERA UPSTREAM, LLC

	For the six months ended June 30,		For the years ended December 31,
	2018	2017	2017	2016
	(Unaudited)

Revenues – oil and gas sales	$188,855	$176,067	$353,176	$355,722

Severance taxes	16,041	13,119	25,182	28,206
Lease operating expenses	123,959	139,577	298,104	369,699

Total direct operating expenses	140,000	152,696	323,286	397,905

Excess (deficiency) of revenues over direct operating expenses	$48,855	$23,371	$29,890	$(42,183)

See notes to statements of revenues and direct operating expenses.

NOTES TO STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES
OF THE OIL AND GAS PROPERTIES EMPIRE PETROLEUM CORPORATION
PURCHASED ON OCTOBER 29, 2018 FROM RIVIERA UPSTREAM, LLC.

Note 1 – The Properties

On October 29, 2018, Empire Louisiana LLC, a wholly owned subsidiary of Empire Petroleum Corporation ("Empire") closed on the purchase of oil and gas properties (the "Properties") from Riviera Upstream, LLC formerly known as Linn Energy Holdings, LLC ("Riviera") under an assignment, bill of sale and conveyance dated October 25, 2018 (the "ABOS") for a purchase price of $205,000.  The effective date of the transaction was October 1, 2018.

The oil and gas properties purchased from Riviera include 1,200 gross developed and undeveloped acres and six wells currently producing approximately 30 barrels of oil equivalent (BOE) per day. The Company's working interests in the wells range from 0% to 50%.

Note 2 – Basis of Presentation

During the periods presented, the Properties were accounted for by Riviera using the tax basis of accounting.  Certain costs, such as depreciation, depletion and amortization, interest, accretion, general and administrative expenses, and corporate income taxes were not allocated to the Properties.  Accordingly, full separate financial statements prepared in accordance with generally accepted accounting principles do not exist and are not practicable to obtain in these circumstances.

Revenues and direct operating expenses included in the accompanying financial statements represent Empire's net working interest in the Properties for the years ended December 31, 2017 and 2016 and the six months ended June 30, 2018 and 2017 and are presented on the accrual basis of accounting. The revenues and direct operating expenses presented herein relate only to the interests in the producing oil and gas properties acquired and do not represent all the operations and administrative activities of Riviera, the other owners, or other third party working interest owners. Depreciation, depletion and amortization, interest, accretion, general and administrative expenses and corporate income taxes have been excluded.  The financial statements presented are not indicative of the results of operations of the Properties going forward due to changes in the business, including the price of oil and gas and inclusion of the aforementioned expenses.

The statements of revenues and direct operating expenses of the Properties for the six months ended June 30, 2018 and 2017 are unaudited. In the opinion of Empire's management, such statements include the adjustments and accruals which are necessary for a fair presentation of results for the Properties. These interim results are not necessarily indicative of results for a full year.

Empire reviewed events occurring after the date of the latest financial statement which could affect the Properties' financial position and/or results of operations for the period. Empire reviewed and evaluated events through January 14, 2019 the date these financial statements were available to be issued.

Note 3 – Unaudited Interim Financial Information
The accompanying statements of revenues and direct operating expenses for the six months ended June 30, 2018 and 2017, are unaudited.  The unaudited interim statements of revenues and direct operating expenses were prepared on the same basis as the audited statements of revenues and direct operating expenses for the years ended December 31, 2017 and 2016.  In the opinion of management, the unaudited interim statements reflect all adjustments necessary to state fairly the statements of revenues and direct operating expenses of the Properties. The revenues and direct operating expenses for the interim periods ended June 30, 2018 and 2017, are not necessarily indicative of results that may be expected for the years ending December 31, 2018, or any future periods.
Note 4 – Commitments and Contingencies
Empire is not aware of any legal, environmental or other commitments or contingencies that would have a material effect on the statements of revenues and direct operating expenses.

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